                                                               EXHIBIT 10(J)(13)

                            CERTIFICATION OF BORROWER

The Northwestern Mutual Life
   Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Re: $45,000,000.00 Loan to Koger Equity, Inc., a Florida corporation ("Borrower") Northwestern Loan No. C-332344

Gentlemen:

         Pursuant to paragraph 40 of the Koger Equity, Inc. Application for Loan dated February 26, 1999 and accepted by The Northwestern Mutual Life Insurance Company ("Northwestern") on April 5, 1999 (the "Commitment"), Borrower certifies to you that (i) all leases have been made available for review by Northwestern;
(ii) all information submitted to Northwestern in connection with the Loan is true and complete to the best of Borrower's knowledge and belief; (iii) except as disclosed in the Environmental Reports prepared by Law Engineering and Environmental Services, Inc. and by ATC Associates, Inc. in connection with the Loan, the surveys certified to Northwestern in connection with the Loan, or other written report delivered by Borrower to Northwestern and to the best of Borrower's knowledge:

         (a) no underground storage tanks, asbestos, urea formaldehyde insulation, PCB's, petroleum products, drums, materials spills, stressed vegetation, present or past dumping or fill, discolored or disturbed soil, unusual or noxious odors, monitoring wells, roads or trails with no apparent outlet or purpose, hazardous substances, toxic substances, radon or other material that is a hazard to health, safety or property values, or could be a violation of any law or regulation are located on the Property;

         (b) no part of the Property contains a cemetery or burial ground;

         (c) that (i) all improvements located on the Property were in compliance with applicable wetlands regulations in effect at the time such improvements were constructed, (ii) Borrower has not received any notice that new wetlands areas have been designated on the Property since the time the improvements were constructed, and (iii) no portion of the Property necessary for the use and enjoyment of the improvements contains any area designated as wetlands by any governmental authority having jurisdiction;

         (d) the Property is not located in a flood plain;

         (e) the Property and improvements described in the Commitment are legally occupied and do not violate any existing environmental, building, zoning, use, Development of Regional Impact and concurrency laws or other applicable laws, affecting Borrower or the Property with which the failure to comply would have a material adverse effect on any Building;

         (f) Borrower has not received any notice that the Property is not in compliance with the Americans with Disabilities Act;

         (g) the Property is adequately served for the current use and operation of the Property by public water and sewage systems and electricity, with the exception of the Jacksonville/Bay Meadow property, which is served by United Waterworks (a private utility regulated by the State of Florida);

         (h) all equipment and systems incorporated or to be incorporated into the Improvements (including, but not limited to, all elevators, security systems, energy management systems, heating, ventilating and air conditioning systems, and escalators) shall be Year 2000 compliant. As used herein, a piece of equipment or a system will be considered Year 2000 compliant if such piece of equipment or system (1) is designed to function normally prior to, during and after calendar year 2000 A.D., and (2) operates during each such time period without failure or interruption caused by date data processing by any software, embedded microprocessor or other component contained in or necessary to the function thereof.

         Koger Equity, Inc. acknowledges that The Northwestern Mutual Life Insurance Company is relying upon the certifications contained herein in making the Loan described in the Commitment.

         All capitalized terms used herein shall have the meaning ascribed to them in the Commitment.

Dated as of September 2, 1999              KOGER EQUITY, INC., a Florida
                                           Corporation

                                           By:      /s/ G. DANNY EDWARDS
                                               --------------------------------
                                           Title:  /s/ TREASURER

                                           Attest:   /s/ W. LAWRENCE JENKINS
                                                  -----------------------------
                                           Title:   /s/ CORPORATE SECRETARY
                                                  -----------------------------
                                                         AND VICE PRESIDENT
(Corporate seal)






















                                       2